UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 E. Sonterra Blvd, Suite #1220
San Antonio, TX	78258
(Address of Principal Executive Offices)	(Zip Code)

(210) 999-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 1, 2017, the Securities and Exchange Commission (the “Commission”) filed a civil complaint against multiple parties, including our Chief Executive Officer Abraham Mirman.  The allegations in the complaint are unrelated to the business of Lilis Energy, Inc. (the “Company”), and predate Mr. Mirman’s tenure with the Company.  We understand that Mr. Mirman denies the Commission’s allegations, and intends to vigorously defend this matter. The Board of Directors of the Company will continue to evaluate this matter and any future developments as necessary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	LILIS ENERGY, INC.

	By:	/s/ Joseph C. Daches
Chief Financial Officer